SECOND AMENDMENT TO AMENDED AND
                       RESTATED LETTER LOAN AGREEMENT AND
                  AMENDED AND RESTATED SECURITY AGREEMENT, AND
                        FIRST AMENDMENT TO REVOLVING NOTE

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LETTER LOAN AGREEMENT AND AMENDED AND RESTATED SECURITY AGREEMENT, AND FIRST AMENDMENT TO REVOLVING NOTE ("Amendment") is made and entered into effective the 28th day of May, 1996, by and between RAWSON-KOENIG, INC., a Texas corporation (herein called "Borrower"), and BANK ONE, TEXAS, NA, with offices in Houston, Texas (herein called "Lender").
                                R E C I T A L S:

     WHEREAS, Borrower and Lender entered into, among other agreements, (i) an Amended and Restated Letter Loan Agreement dated April 21, 1995 (as amended, the "Loan Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein), (ii) a Master Revolving Credit Note of even date with the Loan Agreement in the principal sum of $2,200,000.00 ("Revolving Note"), and (iii) an Amended and Restated Security Agreement of even date with the Loan Agreement (the "Security Agreement"); and

     WHEREAS, Borrower and Lender entered into that certain First Amendment to Amended and Restated Letter Loan Agreement, Promissory Note (Advancing Term) and Amended and Restated Security Agreement dated effective September 21, 1995; and

     WHEREAS, Borrower and Lender desire to (i) provide for a new $1,000,000.00 advancing term facility, (ii) extend the maturity date of the Revolving Note from April 30, 1997 to April 30, 1998, and (iii) amend certain terms and provisions of the Loan Agreement.

                               A G R E E M E N T:

     NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower and Lender hereby agree to amend the Loan Agreement, the Revolving Note and the Security Agreement as hereinafter set forth.

     1. Amendments to Loan Agreement. The Loan Agreement is, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

     (a) The introductory paragraph of the Loan Agreement is hereby deleted and replaced with the following:

"The undersigned, Rawson-Koenig, Inc., a Texas corporation ("Borrower"), duly organized and existing under the laws of the State of Texas, has requested that Bank One, Texas, NA ("Lender") make a loan to Borrower. Lender has advised Borrower that Lender is willing to make such loan to Borrower upon the terms and subject to the conditions set forth in this letter loan agreement (the "Agreement"). In consideration for the above premises and the mutual promises and covenants herein contained, Borrower and Lender do hereby agree as follows:"

     (b) Paragraph 1 of the Loan Agreement is hereby deleted and replaced with the following:

"1. Loans. On the terms and subject to the conditions hereinafter set forth, Lender agrees to lend to Borrower, a sum evidenced by the below described promissory notes (the "Loans"). The Loans shall be evidenced by (i) a Master Revolving Credit Note (the "Revolving Note") in a form satisfactory to Lender, duly executed by Borrower in the principal amount of $2,200,000.00 and made payable to the order of Lender, (ii) a Term Promissory Note (the "Real Estate Note") in a form satisfactory to Lender, duly executed by Borrower in the principal amount of $488,604.20 as of January 29, 1990 as evidenced by an assignment to Lender from Texas Commerce Bank-Fort Worth ("TCB"), of an existing promissory note from Borrower, payable to the order of TCB in the original face amount of $575,000.00, (iii) a Term Promissory Note (the "Central Parkway Note") in a form satisfactory to Lender, duly executed by Borrower in the principal amount of $1,879,214.00 as of May 20, 1991 as evidenced by an assignment to Lender from Keystone International, Inc. ("Keystone"), of an existing promissory note from Borrower, payable to the order of Keystone in the original face amount of $2,000,000.00, (iv) an Advancing Term Promissory Note (the "Equipment Note") in a form satisfactory to Lender, duly executed by Borrower in the original principal amount of $1,000,000.00 and payable to the order of Lender, which Equipment Note has been subsequently increased to a principal amount of $1,500,000, and (v) an Advancing Term Promissory Note (the "Second Equipment Note") in a form satisfactory to Lender, duly executed by Borrower in the principal amount of $1,000,000.00 and payable to the order of Lender. The Real Estate Note, the Revolving Note, the Central Parkway Note, the Equipment Note, and the Second Equipment Note, and any renewals and extensions thereof, are collectively referred to as the "Notes". Principal and interest on each of the Notes shall be due and payable in the manner and at the times set forth in such Notes."

     (c)  Subparagraph 2(d) is hereby added to the Loan Agreement as follows:

"(d) Subject to the terms hereof, Lender will lend to Borrower an aggregate amount not to exceed $1,000,000.00 to be used for Borrower's equipment purchases. From time to time, Borrower may submit to Lender requests for advances under the Second Equipment Note, which requests shall specify the aggregate amount of the advance and the date of such advance. Borrower shall be entitled only to an advance under the Second Equipment Note in an amount approved by Lender, and in no event shall any such advance exceed Borrower's actual cost of any such purchased equipment. Borrower shall furnish to Lender a request for borrowing in a form satisfactory to Lender and a copy of the invoice for the assets to be purchased, at least two (2) business days prior to the requested borrowing date. Lender shall make the requested funds available to Borrower at Lender's principal banking office in Houston, Texas. In connection with advances, Lender shall not be obligated to make any advances under the Second Equipment Note after April 30, 1997. Borrower shall not be entitled to reborrow any sums already repaid under the Second Equipment Note."

     (d) The reference to "$4,900,000" as Borrower's minimum Tangible Net Worth in paragraph 6(c) of the Loan Agreement is hereby deleted and replaced with "$5,000,000".

     2.  Amendments to Revolving Note.   The Revolving Note is, effective the
date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

     (a) The first grammatical paragraph on page two of the Revolving Note dated April 21, 1995 is, effective the date hereof, amended by deleting the reference to "April 30, 1997" and substituting "April 30, 1998" therefor.

     (b) Upon the effective date hereof, Lender shall be authorized to endorse on the Revolving Note the following legend or a legend of similar effect:

"The final maturity set forth in this Note has been extended until April 30, 1998, pursuant to a Second Amendment to Amended and Restated Letter Loan Agreement and Amended and Restated Security Agreement and First Amendment to Revolving Note, dated as of May 28, 1996 amending, among other things, the Loan Agreement referred to in this Note."

     3. Amendment to Security Agreement. The Security Agreement is, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

     (a) Section 1.2 of the Security Agreement is hereby deleted and replaced with the following:

"1.2 Obligations. The security interest granted hereby is to secure the payment of (i) a Master Revolving Credit Note executed by Debtor in the principal amount of $2,200,000.00 and made payable to the order of Secured Party, and any and all extensions, renewals and rearrangements thereof, (ii) a Term Promissory Note executed by Debtor in the principal amount of $488,604.20 as of January 29, 1990 and made payable to the order of Texas Commerce Bank-Fort Worth, and subsequently assigned to Secured Party, and any and all extensions, renewals and rearrangements thereof, (iii) a Term Promissory Note executed by Debtor in the principal amount of $1,879,214.00 and made payable to the order of Keystone International, Inc., and subsequently assigned to Secured Party, and any and all extensions, renewals and rearrangements thereof, (iv) an Advancing Term Promissory Note duly executed by Debtor in the original principal amount of $1,000,000.00 and made payable to the order of Secured Party, the principal amount of which has subsequently been increased to $1,500,000, and any and all extensions, renewals and rearrangements thereof, (v) an Advancing Term Promissory Note duly executed by Debtor in the principal amount of $1,000,000.00 and made payable to the order of Secured Party, and any and all extensions, renewals and rearrangements thereof, and (vi) any and all other indebtedness and liabilities whatsoever of Debtor to Secured Party whether direct or indirect, absolute or contingent, due or to become due and whether now existing or hereafter arising and howsoever evidenced or acquired, whether joint or several (all of which are hereinafter sometimes called the "Obligations"). Debtor acknowledges that the security interest hereby granted shall secure all future advances as well as any other obligations and liabilities of Debtor to Secured Party whether now in existence or hereafter arising."

     4. Conditions of Effectiveness. This Amendment shall become effective when, and only when, Lender shall have received counterparts of this Amendment executed by Borrower and Sections 1, 2 and 3 hereof shall become effective when, and only when, Lender shall have additionally received all of the following documents:

     (a)  Sixth Modification of Note and Liens executed by Borrower;

     (b)  Second Supplemental Deed of Trust executed by Borrower;

     (c) Certificates of the Boards of Directors of Borrower authorizing the execution, delivery and performance of this Amendment, and the matters contemplated hereby; and

     (d)  Any other instruments or documents as may be required by Lender.

     5. Representations and Warranties of Borrower. Borrower represents and warrants as follows:

     (a) Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower enforceable in accordance with its terms. This Amendment does not violate any provisions of Borrower's Articles of Incorporation, By-Laws, or any contract, agreement, law or regulation to which Borrower is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state.

     (b) The representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment.

     (c) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     6.  Reference to and Effect on the Security Instruments.

     (a) Upon the effectiveness of Sections 1, 2 and 3 hereof, on and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Security Instruments (hereinafter defined) to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

     (b) Except as specifically amended above, the Loan Agreement, the Revolving Note, the Security Agreement, and all other instruments securing or guaranteeing Borrower's obligations to Lender (the "Security Instruments") shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Instruments and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Loan Agreement and the Revolving Note, as amended hereby, and under the other Security Instruments.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Instruments, nor constitute a waiver of any provision of any of the Security Instruments.

     7. Waiver. As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce Lender to enter into this Amendment, Borrower warrants and represents to Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Lender or any defense to (a) the payment of any obligations and indebtedness under the Notes and/or the Security Instruments or (b) the performance of any of their obligations with respect to the Notes and/or the Security Instruments, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably waives any and all claims and causes of action against Lender and any defenses to their payment and performance obligations in respect to the Notes and the Security Instruments.

     8. Costs and Expenses. Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lender. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

     9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

     11. Final Agreement. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

LENDER:                                 BORROWER:

BANK ONE, TEXAS, NA                     RAWSON-KOENIG, INC.


By:/s/ Barry A. Kelly                    By:/s/ Thomas C. Rawson
   ------------------                       --------------------
   Barry A. Kelly,                          Thomas C. Rawson,
   Vice President                           Chairman of the Board of
                                            Directors

                                 PROMISSORY NOTE
                                (Advancing Term)

$1,000,000.00                    Houston, Texas           May 28, 1996

     FOR VALUE RECEIVED, the undersigned, RAWSON-KOENIG, INC., a Texas corporation (hereinafter called the "Maker"), promises to pay to the order of BANK ONE, TEXAS, NA, a national banking association (hereinafter called the "Payee"), at its office located at 910 Travis Street, Houston, Texas 77002, or at such other place as the Payee may designate in writing to the Maker, in lawful money of the United States of America, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), or so much thereof that may be advanced and outstanding pursuant to the hereinafter defined Loan Agreement, together with interest thereon from the date hereof until maturity (determined on a daily basis and for the actual number of days elapsed based on either a 365 or 366 day year, as the case may be) at a fluctuating rate per annum equal to the lesser of
(i) the Base Rate in effect from day-to-day and (ii) the Maximum Rate. If at any time and from time to time the rate of interest calculated pursuant to item
(i) above would exceed the Maximum Rate, thereby causing the interest payable hereon to be limited to the Maximum Rate, then any subsequent reduction in the rate specified in item (i) above shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon from and after the date of the first advance hereunder equals the amount of interest which would have accrued hereon if the rate specified in item (i) above had at all times been in effect.

     As used herein, the term "Base Rate" means, at any time, the rate of interest per annum established from time to time by Payee. Without notice to the Maker or any other person, the Base Rate shall change automatically from time to time as and in the amount by which such Base Rate shall fluctuate, with each such change to be effective as of the date of each change in such Base Rate. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Payee may make commercial loans or other loans at rates of interest at, above or below the Base Rate.

     As used herein, the term "Maximum Rate" shall mean, with respect to the holder hereof, the maximum nonusurious interest rate, if any, that at any time, may be under applicable law contracted for, taken, reserved, charged or received on the indebtedness evidenced by this Note. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum.

     The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

     Accrued interest hereon shall be due and payable in monthly installments as it accrues, the first such installment becoming due and payable on or before June 31, 1996, with a like installment being due and payable on or before the last day of each succeeding calendar month thereafter until and including April 30, 1997 (the "Advancing Termination Date"). Thereafter, this Note shall be due and payable in monthly installments of (i) all accrued and unpaid interest hereon, plus (ii) a principal installment in an amount based on a sixty (60) month equal amortization of the outstanding principal amount of this Note as of the Advancing Termination Date; the first such installment becoming due and payable on or before one month after the Advancing Termination Date, with a like installment becoming due and payable on or before the same day of each of the succeeding calendar months thereafter until April 30, 2002, when this Note, including all outstanding principal and accrued, unpaid interest hereon shall be fully and finally paid.

     The Maker reserves the right to prepay this Note, in whole or in part, at any time, without penalty or notice. All payments hereunder, whether designated as payments of principal or interest, shall be applied: first to unpaid and accrued interest; then to the discharge of any expenses or damages for which the Payee may be entitled to receive reimbursement under the terms of this Note or under the terms of any document executed in connection herewith; and, lastly, to unpaid principal in the inverse order of maturity. Unless changed in accordance with law, the applicable method of calculating the usury ceiling rate under Texas law shall be the indicated (weekly) ceiling rate in effect and applicable to the loan evidenced by this Note, as provided in Tex. Rev. Civ. Stat. Ann. art. 5069-1.04, as amended; provided, that the Payee may also rely on alternate maximum rates of interest under other applicable laws if they are higher. All past due principal and interest on this Note, whether due as the result of acceleration of maturity or otherwise, shall bear interest from the date the payment thereof shall have become due until the same have been fully discharged by payment at the Maximum Rate.

     This Note has been executed and delivered pursuant to, and is subject to certain terms and conditions in, that certain Amended and Restated Letter Loan Agreement dated April 21, 1995, as previously amended and as amended by that certain Second Amendment to Amended and Restated Letter Loan Agreement and Amended and Restated Security Agreement and First Amendment to Revolving Note of even date herewith (said Agreement as previously amended and as it may hereafter be amended or modified from time to time being the "Loan Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), and is the "Second Equipment Note" referred to therein. The Payee shall be entitled to the benefits provided for in the Loan Agreement. Reference is made to the Loan Agreement for the statement of any obligation of the Payee to advance funds hereunder and the Events of Default (as defined therein) upon which the maturity of this Note may be accelerated. The time of payment of this
Note is also subject to acceleration in the event the Maker defaults or otherwise fails to discharge its obligations under any of the instruments securing payment hereof.

     In the Event of Default hereunder or under any of the instruments securing payment hereof and the placing of this Note in the hands of an attorney for collection (whether or not suit is filed), or if this Note is collected by suit or legal proceedings or through the probate court or bankruptcy proceedings, the Maker agrees to pay the holder hereof the costs and reasonable attorney's fees incurred in the collection hereof.

     As recited in Paragraph 10(e) of the Loan Agreement, which paragraph is incorporated by reference herein, notwithstanding any provision herein to the contrary, the Payee shall never be entitled to receive or collect interest hereunder, nor shall or may amounts received hereunder be credited to interest hereunder, so that the Payee shall receive or be paid interest exceeding the maximum amount permitted by applicable law.

     Any check, draft, money order or other instrument given in payment of all or any portion hereof may be accepted by the holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the holder hereof except to the extent that actual cash proceeds of such instrument are unconditionally received by the holder and applied to this indebtedness in the manner elsewhere herein provided.

     It is further agreed that the Payee shall have a first lien on all deposits and other sums at any time credited by or due from the Payee to any maker, endorser, surety or guarantor hereof as collateral security for the payment of this Note, and the Payee, at its option, may at any time, without notice and without any liability, hold all or any part of any such deposits or other sums until all sums owing on this Note have been paid in full and/or apply or set off all or any part of any such deposits or other sums credited by or due from the Payee to or against any sums due on this Note in any manner and in any order of preference which the Payee, in its sole discretion, chooses.

     The loan evidenced by this Note was negotiated and consummated in the State of Texas and it is agreed and understood that the legality, enforceability and construction hereof shall be governed by Texas law and, to the extent applicable, by the laws of the United States of America. The Maker and the Payee expressly agree, pursuant to Article 15.10(b) of Chapter 15 ("Chapter 15") of the Texas Credit Code, that Chapter 15 shall not apply to this Note or to any advance evidenced by this Note and that this Note and all such advances shall not be governed by or subject to the provisions of Chapter 15 in any manner whatsoever.

     This Note is secured by (i) a Supplemental Deed of Trust of even date herewith executed by the Maker for the benefit of the Payee covering the property described therein, given to supplement that certain Deed of Trust dated January 29, 1988 executed by the Maker for the benefit of Keystone International, Inc. ("Keystone") and filed for record in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. L524904, and subsequently transferred and assigned by Keystone to the Payee by Transfer of Note and Liens dated May 20, 1991, filed for record in the Official Public Records of Real Property of Harris County, Texas, under Clerk's File No. N191393, and (ii) an Amended and Restated Security Agreement dated April 21, 1995 executed by the Maker to the Payee.

     THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       RAWSON-KOENIG, INC.


                                       By:/s/ Thomas C. Rawson
                                          --------------------
                                          Thomas C. Rawson, Chairman
                                          of the Board of Directors

                        SECOND SUPPLEMENTAL DEED OF TRUST

THE STATE OF TEXAS   )
                     )      KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY  OF  HARRIS   )

     THIS SECOND SUPPLEMENTAL DEED OF TRUST is entered into effective as of May 28, 1996, by and between BANK ONE TEXAS, NA, a national banking association (herein called "Lender"), and RAWSON-KOENIG, INC., a Texas corporation (herein called "Borrower").
                                    RECITALS:

     1. Borrower made, executed and delivered that certain Promissory Note (herein called the "Original Note") dated January 29, 1988, in the original principal sum of Two Million and No/100 Dollars ($2,000,000.00), payable to the order of Keystone International, Inc., a Texas corporation ("Keystone"), as therein provided, said Original Note being secured in part by a Deed of Trust (the "Deed of Trust") of even date therewith, executed by Borrower to W. Wayne Patterson, as Trustee ("Trustee") for the benefit of Keystone and filed for record in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. L524904, covering the property (the "Property"), more fully described on Exhibit "A" annexed hereto. The Deed of Trust, and any other instruments securing or guaranteeing the Original Note are herein called the "Security Documents".

     2. The Original Note and liens securing same were transferred and assigned from Keystone to Lender by that certain Transfer of Note and Liens dated May 20, 1991, which was filed for record in the Official Public Records of Real Property of Harris County, Texas, under Clerk's File No. N191393 and, thereafter, modified by the terms of a Modification, Renewal and Extension of Note and Liens dated May 21, 1991, which was filed for record in the Official Public Records of Real Property of Harris County, Texas, under Clerk's File No. N191391, pursuant to the terms of a Second Amendment to Letter Loan Agreement dated May 21, 1991, which has been amended by a Third Amendment to Letter Loan Agreement dated May 24, 1992, Fourth Amendment to Letter Loan Agreement dated April 30, 1993, Fifth Amendment to Letter Loan Agreement dated May 21, 1993 and Sixth Amendment to Letter Loan Agreement dated April 30, 1994.

     3. Borrower and Lender executed that certain Amended and Restated Letter Loan Agreement dated April 21, 1995, pursuant to which Lender provided Borrower with an additional loan facility in the original principal amount of One Million and No/100 Dollars ($1,000,000.00) (the "Equipment Loan") evidenced by an Advancing Term Promissory Note of even date therewith, and secured by, among other things, a Supplemental Deed of Trust executed by Borrower in favor of Lender, filed for record under Clerk's File No. R424607 in the Official Public Records of Real Property of Harris County, Texas, said Amended and Restated Letter Loan Agreement having been amended by that certain First Amendment to Amended and Restated Letter Loan Agreement, Promissory Note (Advancing Term) and Amended and Restated Security Agreement dated September 21, 1995, and the principal amount of the Equipment Loan was increased to $1,500,000 by the terms of a Modification of Note and Liens dated September 21, 1995.

     4. Borrower has of this date entered into a Second Amendment to Amended and Restated Letter Loan Agreement and Amended and Restated Security Agreement and First Amendment to Revolving Note with Lender, whereby Lender has agreed, subject to the terms and conditions thereof, to provide Borrower with an additional loan facility in the amount of One Million and No/100 Dollars ($1,000,000.00) (the "Second Equipment Loan"), to be evidenced by an Advancing Term Promissory Note of even date herewith, provided, among other things, Borrower supplements the Deed of Trust to include the Second Equipment Loan as being secured by the liens granted in the Deed of Trust.

     5. Borrower has agreed to supplement the Deed of Trust as provided hereinbelow.

                               A G R E E M E N T:

     1. NOW, THEREFORE, Borrower, in consideration of Ten And No/100 Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED and by these presents does GRANT, BARGAIN, SELL and CONVEY unto Trustee, the Property. TO HAVE AND TO HOLD THE PROPERTY, together with all and singular the rights, privileges, hereditaments and appurtenances thereto and in anywise incident, appertaining or belonging unto Trustee, and his successors or substitutes forever; and Borrower hereby binds itself, its successors and assigns, to warrant and forever defend title to the Property unto Trustee, his successors, substitutes and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

     2. This conveyance is made in trust to secure and enforce the payment of the Second Equipment Loan, and the Security Documents shall be from and after this date deemed modified as necessary to secure the Second Equipment Loan. Henceforth, the term "said indebtedness" as defined in the Deed of Trust shall include the Second Equipment Loan, as well as all renewals, extensions, modifications and rearrangements thereof.

     3. As supplemented hereby, the Borrower hereby reaffirms all covenants, representations and warranties made in the Deed of Trust and Borrower hereby agrees that all of the terms and conditions thereof are incorporated herein by this reference.

     4. All terms, conditions and provisions contained in the Security Documents, except as modified, restated (where applicable), or amended hereby, shall continue and remain in full force and effect.

     5. The Property shall be and remain in all respects subject to the lien, charge or encumbrance of the Security Documents, as modified, and nothing herein contained and nothing done pursuant hereto shall affect or be construed to affect the lien, charge or encumbrance of the Security Documents, as modified, or the priority thereof over any other liens, charges or encumbrances or to release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Security Documents, as amended, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the said indebtedness, if any, held by the Lender.

     6. No renewal or extension of the time of payment of any part or all of the Second Equipment Loan, no releases or surrender of any security for the Second Equipment Loan, no release of any person primarily or secondarily liable on the Second Equipment Loan (including any maker, endorser or guarantor), no delay in enforcement of payment of the Second Equipment Loan, and no delay or omission in exercising any right or power with respect to the Second Equipment Loan, shall in any way or manner impair or affect the rights of the Lender hereunder.

     7. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBJECT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED by each part on the date of its respective acknowledgment, but to be effective for all purposes as of the date first above written.

                                       "BORROWER"

                                        RAWSON-KOENIG, INC.


                                        By:/s/ Thomas C. Rawson
                                           --------------------
                                           Thomas C. Rawson,
                                           Chairman of the Board of
                                           Directors


                                        "LENDER"

                                        BANK ONE, TEXAS, NA


                                        By:/s/ Barry A. Kelly
                                           ------------------
                                           Barry A. Kelly,
                                           Vice President

                      SIXTH MODIFICATION OF NOTE AND LIENS
                               (Real Estate Note)

THE STATE OF TEXAS   )
                     )      KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY  OF  HARRIS   )

     THIS SIXTH MODIFICATION OF NOTE AND LIENS (herein called "Agreement") is entered into effective as of May 28, 1996, by and between BANK ONE, TEXAS, NA, successor in interest by merger with TEAM BANK (herein called "Lender"), and RAWSON-KOENIG, INC., a Texas corporation, (herein called "Borrower").

                              W I T N E S S E T H:

     WHEREAS, Borrower made, executed and delivered that certain Promissory Note (herein called the "Note") dated September 22, 1987, in the original principal sum of FIVE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($575,000.00) payable to the order of TEXAS COMMERCE BANK OF FORT WORTH, TEXAS, which is now known as Texas Commerce Bank National Association ("TCB"), as therein provided, said Note being secured by a Deed of Trust, Security Agreement and Financing Statement (the "Tarrant County Deed of Trust") of even date therewith, executed by Borrower to Gregory D. Stuteville, Trustee for the benefit of TCB, and filed for record in the Official Public Records of Real Property of Tarrant County, Texas, under Clerk's File No. 594747 and corrected and re-recorded under Clerk's File No. 602929, covering the property (the "Tarrant County Property") more fully described therein; and

     WHEREAS, the Note and liens were transferred and assigned from TCB to Lender by that certain Transfer of Note and Liens dated to be effective January 29, 1990 and filed for record in the Official Public Records of Real Property of Tarrant County, Texas under Vol. 09943, Page 0973; and

     WHEREAS, Borrower made, executed and delivered that certain Modification, Renewal and Extension of Note and Liens (the "Harris County Modification") dated May 21, 1991, and filed for record in the Official Public Records of Real Property of Harris County, Texas, under Clerk's File No. N191391, wherein Borrower and Lender agreed that the liens encumbering the property (the "Harris County Property") securing the indebtedness described therein, shall also secure the Note; and

     WHEREAS, the Note and Security Documents (hereinafter defined) were modified, renewed and extended pursuant to the terms and conditions of a Second Modification, Renewal and Extension of Note and Liens ("Second Modification") dated March 24, 1992, and filed for record in the Official Public Records of Real Property of Tarrant County, Texas under Vol. 10637, Page 1665 and in the Official Public Records of Real Property of Harris County, Texas, under Clerk's File No. P001208; and

     WHEREAS, the Note and Security Documents were modified, renewed and extended pursuant to the terms and conditions of a Third Modification of Note and Liens ("Third Modification") dated April 30, 1993, and filed for record in the Official Public Records of Real Property of Tarrant County, Texas; and

     WHEREAS, the Note and Security Documents were modified, renewed and extended pursuant to the terms and conditions of a Fourth Modification of Note and Liens ("Fourth Modification") dated April 30, 1994, and filed for record in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. P924820, wherein Borrower requested, and Lender agreed, among other things, to release the Tarrant County Property from the liens securing the Tarrant County Deed of Trust; and

     WHEREAS, the Note and Security Documents were most recently renewed and extended pursuant to the terms and conditions of a Fifth Modification of Note and Liens ("Fifth Modification") dated effective April 21, 1995, and filed for record in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. L524904, wherein, among other things, the Security Documents were amended to extend the Revolving Note; and

     WHEREAS, Borrower has requested, and Lender has agreed, on the terms and conditions set forth herein, to extend the term of the Revolving Note.

     NOW, THEREFORE, in consideration of the mutual covenants, rights and obligations contained herein, the benefits to be derived therefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree and contract as follows:

1. Lender and Borrower hereby agree that the final maturity date of the Revolving Note is extended from April 30, 1997 to April 30, 1998.

2. This Agreement is entered into in extension (and not in extinguishment, substitution, novation or discharge) of the unpaid principal balance of the Revolving Note. All liens, security interests and obligations securing and guaranteeing payment of the Revolving Note, including without limitation the Harris County Modification, the Second Modification, the Third Modification, the Fourth Modification and the Fifth Modification (collectively the "Security Documents") are hereby ratified, confirmed, renewed, extended and brought forward as security for the payment hereunder.

3. The Security Documents are hereby amended to provide that the Notes described therein shall mean (i) the Note, as previously modified, and (ii) the Revolving Note as modified (with an extended maturity of April 30, 1998).

4. All other terms, conditions and provisions contained in the Revolving Note, except as otherwise specifically set forth herein, shall continue and remain in full force and effect.

5. All terms, conditions and provisions contained in the Security Documents, except as modified, restated (where applicable), renewed and extended by the documents referred to herein, shall continue and remain in full force and effect.

6. This Agreement has been executed and delivered pursuant to, and is subject to certain terms and conditions set forth in, that certain Second Amendment to Amended and Restated Letter Loan Agreement and Amended and Restated Security Agreement and First Amendment to Revolving Note of even date herewith (the "Loan Agreement"), and the Revolving Note is the "Revolving Note" referred to therein. The Lender shall be entitled to the benefits provided in the Loan Agreement. Reference is made to the Loan Agreement for the Events of Default upon which the maturity of the Revolving Note may be accelerated.

7. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. If any provision of this Agreement or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Agreement, nor the application of such provision to any other persons or circumstances shall be affected thereby, but rather same shall be enforced to the greatest extent permitted by law.

8. This Agreement, and all the terms, provisions and conditions hereof, shall be binding upon each party hereto and such party's heirs, legal representatives, successors and assigns.

9. This Agreement may be executed in multiple originals. This Agreement may also be executed in multiple counterparts, and all so executed shall constitute one agreement, binding on the parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

10. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, supersedes all prior negotiations, oral representations and writings between the parties, and cannot be amended or supplemented orally, but only by an agreement in writing signed by Lender. The Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth herein.

11. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED by each party on the date of its respective acknowledgment, but to be effective for all purposes as of the date first above written.

                                        "BORROWER"

                                        RAWSON-KOENIG, INC.


                                        By:/s/ Thomas C. Rawson
                                           --------------------
                                           Thomas C. Rawson,
                                           Chairman of the Board



                                        "LENDER"

                                        BANK ONE, TEXAS, NA


                                        By:/s/ Barry A. Kelly
                                           ------------------
                                           Barry A. Kelly,
                                           Vice-President

                               RAWSON-KOENIG, INC.
                                   Certificate
     The undersigned hereby certifies that he is the duly elected and acting Secretary of RAWSON-KOENIG, INC., a Texas corporation (the "Company"), and as such has custody of the corporate records of the Company and is authorized to execute and deliver this Certificate on behalf of the Company; and with reference to a loan being modified by BANK ONE, TEXAS, NA (the "Lender"), the undersigned hereby further certifies as follows:

     1. Attached hereto as Exhibit "A" is a full, true and correct copy of the Resolutions duly adopted by the Board of Directors of the Company by a unanimous written consent effective May 28, 1996, in accordance with the Texas Business Corporation Act, and the Articles of Incorporation and Bylaws of the Company.

     2. The Resolutions attached as Exhibit "A" hereto have not been amended, modified or rescinded and are in full force and effect on the date hereof.

     3. The undersigned officers have been duly elected to the positions set forth next to their respective names below, and are qualified to act in such capacities and execute documents on behalf of the Company, and the signature appearing opposite each name is the authentic signature of each such officer.

Name                           Office                   Signature

Catherine Rawson               President                /s/ Catherine Rawson

Thomas C. Rawson               Chairman of the Board
                               and Chief Executive
                               Officer                  /s/ Thomas C. Rawson

Fred Wamhoff                   Secretary                /s/ Fred Wamhoff

     4. The Company is duly organized and existing under the laws of the State of Texas.

     5. All franchise and other taxes required to maintain the Company's existence have been paid and no such taxes are delinquent.

     6. No proceedings are pending for the forfeiture of the Company's authority to do business or to force its dissolution, voluntarily or involuntarily.

     7. There is no provision in the Articles of Incorporation or Bylaws of the Company limiting the above-described resolutions, and said resolutions are in conformity with the provisions of the Company's Articles of Incorporation and Bylaws, and with the proceedings of the Board of Directors.

     8. The Articles of Incorporation of the Company previously delivered to the Lender are in full force and effect and have not been amended or modified, except as may have been disclosed in writing to the Lender.

     9. The Bylaws of the Company previously delivered to the Lender are in full force and effect and have not been amended or modified except as may have been disclosed in writing to the Lender.

EXECUTED the 28th day of May, 1996.

                              /s/ Fred Wamhoff
                              ----------------
                              Fred Wamhoff, Secretary

     The undersigned, the Chairman of the Board of the Company, hereby certifies that Fred Wamhoff is the Secretary of the Company and is authorized to execute and deliver this Certificate for and on behalf of the Company.

                              /s/ Thomas C. Rawson
                              --------------------
                              Thomas C. Rawson,
                              Chairman of the Board


                                   EXHIBIT "A"

     WHEREAS, RAWSON-KOENIG, INC. (the "Company") shall (i) renew and extend a loan in the original principal amount of $2,200,000.00 and (ii) obtain a loan of additional funds in the amount of $1,000,000.00 to be evidenced by a Promissory Note (Advancing Term) of even date herewith (collectively, the "Loan") from BANK ONE, TEXAS, NA (the "Lender"), pursuant to the terms of the Loan Agreement, as amended;

     RESOLVED, further, in regard to the Loan that any one of the President, the Chairman of the Board of Directors, the Secretary, or the Chief Executive Officer of the Company is hereby authorized and directed to execute and deliver, for and on behalf of the Company, documents as may be deemed necessary or desirable by such officers or required by the Lender in regard to the Loan; and further

     RESOLVED, that the drafts of such documents presented to the Board of Directors of the Company are hereby approved; and further

     RESOLVED, that the officers executing and delivering any of the above-described documents are hereby authorized and empowered to execute and deliver the same in the name and on behalf of the Company, and in such manner of counterparts as the officer or officers executing the same shall deem necessary or desirable, and with such terms, conditions and provisions, including modifications from the drafts presented to the Board of Directors, as the officer or officers executing the same may approve, the execution of such documents to evidence with approval conclusively; and further

     RESOLVED, that any and all instruments executed and delivered on behalf of the Company in connection with the foregoing resolutions by any person purporting to be an officer of the Company shall be deemed to be the act of the Company and shall be in all respects binding against the Company; and further

     RESOLVED, that the officers of the Company be, and they hereby are, authorized and empowered on behalf of and in the name of the Company to take or cause to be taken in the name of the Company all such other and further action, to make all payments and to execute, acknowledge and deliver any and all certificates, opinions, documents and other instruments in such form and under the corporate seal as required, as in the judgment of such officers may be necessary, proper or convenient in order to carry out the foregoing resolutions, to consummate the Loan described herein, and to comply with the terms and provisions of all the documents described above; and further

     RESOLVED, that all actions by any and all officers of the Company taken or performed up to the date hereof and in respect to the preparation, execution and delivering of the documents, certificates or other instruments required pursuant to the provisions of the above-described documents, and the taking prior to the date hereof of any and all actions otherwise required by the terms and provisions of said documents or any other documents executed in connection therewith be, and they are hereby, in all respects approved, ratified and confirmed; and further

     RESOLVED, that any one of the President, the Chairman of the Board of Directors, Secretary or the Chief Executive Officer of the Company is hereby authorized to make applications for and effect other loans from time to time on behalf of the Company from the Lender and for such loans, to make, execute and deliver promissory notes, drafts, bonds or other written obligations of the Company in such form, date and maturity and at such rate of interest as such officer or officers of the Company may determine and in the event the Company adopts a corporate seal, to cause the same to be affixed to any such instruments whenever necessary or required. It is further resolved that said officers are hereby authorized in the name of the Company to renew or extend any loan or loans from time to time and execute and deliver promissory notes, drafts, bonds or other obligations or extensions to any notes theretofore given; and further

     RESOLVED, that the authority hereinabove given to said officers to negotiate loans in excess of the Loan specifically referenced herein shall remain irrevocable insofar as the Lender is concerned until the Lender be notified of the revocation of such authority and shall in writing acknowledge receipt of such notification.

                     NOTICE OF INVALIDITY OF ORAL AGREEMENTS

TO: BORROWER AND ALL OTHER DEBTORS AND OBLIGORS WITH RESPECT TO THE LOAN WHICH IS IDENTIFIED BELOW.

1. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

2.  As used in this Notice:

     "Borrower" means the borrower identified below.
     "Debtor" and "Obligor" mean any entity who (i) is obligated or becomes obligated to pay the Loan (for example, as maker, cosigner or guarantor) or (ii) has pledged any property as security for the Loan.
     "Lender" means the lender identified below.
     "Loan" means the loans by Lender which are evidenced by the promissory notes and note modification agreements of even date executed by Borrower, payable to the order of Lender, as described in the Second Amendment to Amended and Restated Letter Loan Agreement and Amended and Restated Security Agreement and First Amendment to Revolving Note of even date herewith.
     "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan.

3. Each Borrower, Debtor, and Obligor who signs below acknowledges, represents, and warrants to Lender that Lender has given and such party has received a copy of this Notice on the date stated above, prior to the execution of any Loan Agreement.

LENDER:                                  BORROWER:

BANK ONE, TEXAS, NA                      RAWSON-KOENIG, INC.


By:/s/ Barry A. Kelly                    By:/s/ Thomas C. Rawson
   ------------------                       --------------------
   Barry A. Kelly, Vice-President           Thomas C. Rawson,
                                            Chairman of the Board of
                                            Directors

Date:  May 28, 1996                         Date:  May 28, 1996